                  AmeriCredit Automobile Receivables Trust 1997-C
                        Class A-1 5.660% Asset Backed Notes
                     Class A-2 Floating Rate Asset Backed Notes
                        Class A-3 6.300% Asset Backed Notes
                        Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 12, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:    10/01/97
Monthly Period Ending:       10/31/97

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

     A.   Beginning of period Aggregate Principal Balance                                                 $292,801,911
                                                                                                          ------------
     B.   Purchase of Subsequent Receivables                                                                25,000,000
                                                                                                          ------------
     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                 at end of period                                                           8,362,259
                                                                                           ----------
          (2)  Collections on Receivables paid off
                 during period                                                              1,672,348
                                                                                           ----------
          (3)  Receivables becoming Liquidated Receivables
                 during period                                                                944,571
                                                                                           ----------
          (4)  Receivables becoming Purchased Receivables
                 during period
                                                                                           ----------
          (5)  Cram Down Losses occurring during period
                                                                                           ----------
          (6)  Other Receivables adjustments                                                   23,017
                                                                                           ----------
          (7)  Less amounts allocable to Interest                                          (5,062,660)
                                                                                           ----------

          Total Monthly Principal Amounts                                                                    5,939,535
                                                                                                          ------------
     D.   End of period Aggregate Principal Balance                                                       $311,862,376
                                                                                                          ------------
                                                                                                          ------------
     E.   Pool Factor                                                                                        95.957654%
                                                                                                          ------------
                                                                                                          ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                            Class A-1      Class A-2       Class A-3          TOTAL
                                                            ---------      ---------       ---------          -----
     A.   Beginning of period Note Balance                 $71,811,153    $135,000,000   $107,000,000     $313,811,153
                                                           -----------------------------------------------------------
     B.   Noteholders' Principal Distributable Amount        5,939,535               0              0        5,939,535
     C.   Noteholders' Accelerated Principal Amount          2,471,187               0              0        2,471,187
     D.   Accelerated Payment Amount Shortfall               1,167,848               0              0        1,167,848
     E.   Note Prepayment Amount                                     0               0              0                0
     F.   Deficiency Claim Amount                                    0               0              0                0
                                                           -----------------------------------------------------------
     G.   End of period Note Balance                       $62,232,583    $135,000,000   $107,000,000     $304,232,583
                                                           -----------------------------------------------------------
                                                           -----------------------------------------------------------
     H.   Note Pool Factors                                  74.979016%     100.000000%    100.000000%       93.610026%
                                                           -----------------------------------------------------------
                                                           -----------------------------------------------------------

III.      RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                                 $ 25,000,000
                                                                                                          ------------
     B.   Purchase of Subsequent Receivables                                              (25,000,000)
                                                                                         ------------
     C.   Investment Earnings                                                                  52,512
                                                                                         ------------
     D.   Investment Earnings Transfer to Collections Account                                 (52,512)
                                                                                         ------------
     E.   Payment of Mandatory Prepayment Amount
                                                                                         ------------
                                                                                                           (25,000,000)
                                                                                                          ------------
     F.   End of period Pre-Funding Account balance                                                       $          0
                                                                                                          ------------
                                                                                                          ------------
IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.   Total Monthly Principal Amounts                                                                 $  5,939,535
                                                                                                          ------------
     B.   Required Pro-forma Security Balance                                             280,676,138
                                                                                         ------------
     C.   Pro-forma Security Balance (Assuming 100% Paydown
            of Total Monthly Principal Amounts)                                           307,871,618
                                                                                         ------------
     D.   Step-down Amount  (B.-C.)                                                                                  0
                                                                                                          ------------
     E.   Principal Distributable Amount  (A.-D.)                                                         $  5,939,535
                                                                                                          ------------
                                                                                                          ------------
V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest
            Account balance                                                                               $     52,083
                                                                                                          ------------
     B.   Monthly Capitalized Interest Amount                                                 (51,097)
                                                                                         ------------
     C.   Investment Earnings                                                                     290
                                                                                         ------------
     D.   Investment Earnings Transfer to Collections Account                                    (290)
                                                                                         ------------
     E.   Payment of Overfunded Capitalized Interest Amount                                         0
                                                                                         ------------
     F.   Payment of Remaining Capitalized Interest Account                                      (986)
                                                                                         ------------
                                                                                                               (52,083)
                                                                                                          ------------
     G.   End of period Capitalized Interest Account balance                                              $          0
                                                                                                          ------------
                                                                                                          ------------
VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                                           $ 10,034,607
                                                                                         ------------
          (2)  Liquidation Proceeds collected
                 during period                                                                468,037
                                                                                         ------------
          (3)  Purchase Amounts deposited in Collection Account
                                                                                         ------------
          (4)  (a)  Investment Earnings - Collection Account                                   23,865
                                                                                         ------------
               (b)  Investment Earnings - Transfer From
                      Prefunding Account                                                       52,512
                                                                                         ------------
               (c)  Investment Earnings - Transfer From
                      Capitalized Interest Account                                                290
                                                                                         ------------
          (5)  Collection of Supplemental Servicing Fees
               (a)  Extension Fees                                                              1,348
                                                                                         ------------
               (b)  Repo and Recovery Fees Advanced                                            28,367
                                                                                         ------------
               (c)  Other Fees                                                                 23,040
                                                                                         ------------
          (6)  Monthly Capitalized Interest Amount                                             51,097
                                                                                         ------------
          (7)  Mandatory Prepayment Amount
                                                                                         ------------
          Total Available Funds                                                                             10,683,163
                                                                                                          ------------
     B.   Distributions:

          (1)  Base Servicing Fee and Supplemental Servicing Fees
               (a)  Base Servicing Fee                                                        592,569
                                                                                         ------------
               (b)  Repo and Recovery Fees                                                     28,367
                                                                                         ------------
               (c)  Other Fees                                                                 23,040
                                                                                         ------------
          (2)  Agent fees                                                                       4,810
                                                                                         ------------
          (3)  Noteholders' Interest Distributable Amount
               (a)  Class A-1                                                                 338,709
                                                                                         ------------
               (b)  Class A-2                                                                 647,138
                                                                                         ------------
               (c)  Class A-3                                                                 561,750
                                                                                         ------------
          (4)  Noteholders' Principal Distributable Amount
               (a)  Class A-1                                                               5,939,535
                                                                                         ------------
               (b)  Class A-2                                                                       0
                                                                                         ------------
               (c)  Class A-3                                                                       0
                                                                                         ------------
          (5)  Security Insurer Premiums                                                       76,058
                                                                                         ------------
          Total distributions                                                                                8,211,976
                                                                                                          ------------
     C.   Excess Available Funds (or Deficiency Claim Amount)                                                2,471,187
                                                                                                          ------------
     D.   Noteholders' Accelerated Principal Amount                                                         (2,471,187)
                                                                                                          ------------
     E.   Deposit to Spread Account                                                                       $          0
                                                                                                          ------------
                                                                                                          ------------

VII.    CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

        A.  Excess Available Funds (VI.C.)                                                             $2,471,187
                                                                                                     ------------
        B.  Pro Forma Security Balance (II.A.-II.B.)                                                  307,871,618
                                                                                                     ------------
        C.  Required Pro Forma Security Balance (90% x (I.D.+III.F.)                                  280,676,138
                                                                                                     ------------
        D.  Excess of Pro Forma Balance over Required Balance (B.-C.)                                  27,195,480
                                                                                                     ------------
        E.  End of Period  Class A-1 Note Balance (before accel. payments)                             65,871,618
                                                                                                     ------------
        F.  Greater of D. or E.                                                                        65,871,618
                                                                                                     ------------
        G.  Accelerated Principal Amount  (lesser of  A. or F.)                                                     $2,471,187
                                                                                                                   -----------

VIII.   CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

        A.  Pro Forma Security Balance                                                               $307,871,618
                                                                                                     ------------
        B.  Required Pro Forma Security Balance                                                       280,676,138
                                                                                                     ------------
        C.  Excess of Pro Forma Balance over Required Balance (A.-B.)                                  27,195,480
                                                                                                     ------------
        D.  End of Period  Class A-1 Note Balance (before accel. payments)                             65,871,618
                                                                                                     ------------
        E.  Greater of C. or D.                                                                        65,871,618
                                                                                                     ------------
        F.  Excess Available Funds  (VI.C.)                                                             2,471,187
                                                                                                     ------------
        G.  Investment Earnings on Collection Account                                                      23,865
                                                                                                     ------------
        H.  Accelerated Payment Amount Shortfall (E.-F.+G.)                                                        $63,424,296
                                                                                                                   -----------

IX.     RECONCILIATION OF SPREAD ACCOUNT:

        A.  Beginning of period Spread Account balance                                                             $24,000,000
                                                                                                                   -----------

        B.  Additions to Spread Account
             (1)  Deposits from Collections Account (VI. E.)                                                    0
                                                                                                     ------------
             (2)  Investment Earnings                                                                     116,838
                                                                                                     ------------
             (3)  Deposits Related to Subsequent Receivables Purchases                                  2,000,000
                                                                                                     ------------

            Total Additions                                                                                          2,116,838
                                                                                                                   -----------

        C.  Less Deficiency Claim Amount
                                                                                                                   -----------

        D.  Spread Account balance available for withdrawals                                                        26,116,838
                                                                                                                   -----------

        E.  Requisite Amount of Spread Account
             (1)  Initial Spread Account Deposit                                                      $24,000,000
                                                                                                     ------------
             (2)  Subsequent Spread Account Deposits                                                    2,000,000
                                                                                                     ------------
             (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                           26,000,000
                                                                                                     ------------
             (4)  8% of end of period Aggregate Principal Balance                                      24,948,990
                                                                                                     ------------
             (5)  $100,000                                                                                100,000
                                                                                                     ------------
             (6)  2% of Original Pool Balance (total deliveries)                                        6,500,000
                                                                                                     ------------
             (7)  End of period Note Balance (before accel. principal shortfall calc)                 305,400,431
                                                                                                     ------------
             (8)  Lesser of (6) or (7)                                                                  6,500,000
                                                                                                     ------------
             (9)  Greater of (5) or (8)                                                                 6,500,000
                                                                                                     ------------
            (10)  Aggregate Principal Balance                                                         311,862,376
                                                                                                     ------------
            (11)  End of period Note Balance (before accel. principal shortfall calc)                 305,400,431
                                                                                                     ------------
            (12)  Line (10) less line (11)                                                              6,461,945
                                                                                                     ------------
            (13)  OC level (12)/(10), Maximum 10%                                                           2.07%
                                                                                                     ------------
            (14)  13% less OC level, if OC level is greater than 5%                                           n/a
                                                                                                     ------------
            (15)  Percent in (13) or (14)) x End of period Aggregate Principal Balance                        n/a
                                                                                                     ------------
            (16)  15% of end of period Aggregate Principal Balance if Trigger Date                            n/a
                                                                                                     ------------

            Requisite Amount of Spread Account (either (3),(4), (9), (15), or (16) as applicable)                   24,948,990
                                                                                                                   -----------

        F.  Withdrawals from Spread Account
             (1)  Priority Second through Third
                                                                                                     ------------
             (2)  Priority Fourth - Accelerated Payment Amount Shortfall                 63,424,296
                                                                                         ----------
                   Accelerated Payment Amount Shortfall in Excess of Requisite Amount                   1,167,848
                                                                                                     ------------
             (3)  Priority Fifth through Sixth
                                                                                                     ------------
             (4)  Priority Seventh - to Servicer
                                                                                                     ------------

            Total withdrawals                                                                                        1,167,848
                                                                                                                   -----------

        G.  End of period Spread Account balance                                                                   $24,948,990
                                                                                                                   -----------

X.      MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

        A.  Beginning of period number of Receivables                                                                   24,454
                                                                                                                   -----------

        B.  Number of Subsequent Receivables Purchased                                                                   2,052
                                                                                                                   -----------

        C.  Number of Receivables becoming Liquidated
             Receivables during period                                                                                      88
                                                                                                                   -----------

        D.  Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                   -----------

        E.  Number of Receivables paid off during period                                                                   210
                                                                                                                   -----------

        F.  End of period number of Receivables                                                                         26,208
                                                                                                                   -----------
                                                                                                                   -----------
XI.     STATISTICAL DATA:

        A.  Weighted Average APR of the Receivables                                                                      19.81%
                                                                                                                   -----------

        B.  Weighted Average Remaining Term of the Receivables                                                           52.20
                                                                                                                   -----------

        C.  Average Receivable Balance                                                                                 $11,900
                                                                                                                   -----------

        D.  Aggregate Realized Losses                                                                                 $973,010
                                                                                                                   -----------



By:
        ------------------------------------------
Name:   Preston A. Miller
        -----------------
Title:  Senior Vice President and Treasurer
        -----------------------------------
Date:   November 3, 1997
        ----------------

                AmeriCredit Automobile Receivables Trust 1997-C
                     Class A-1 5.660% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 6.300% Asset Backed Notes
                           Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 12, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:         10/01/97
Monthly Period Ending:            10/31/97

I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                              Class A-1        Class A-2        Class A-3         TOTAL
                                                              ---------        ---------        ---------         -----
     A.   Preliminary End of period Note Balance             $62,232,583     $135,000,000     $107,000,000     $304,232,583
                                                             --------------------------------------------------------------
     B.   Deficiency Claim Amount                                      0                0                0                0

     C.   End of period Note Balance                         $62,232,583     $135,000,000     $107,000,000     $304,232,583
                                                             --------------------------------------------------------------
                                                             --------------------------------------------------------------
     D.   Note Pool Factors                                    74.979016%      100.000000%      100.000000%      93.610026%
                                                             --------------------------------------------------------------
                                                             --------------------------------------------------------------

II.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Preliminary End of period Spread Account balance                                                     $ 24,948,990
                                                                                                               ------------
     B.   Priority First - Deficiency Claim Amount
           from preliminary certificate                                                                                   0
                                                                                                               ------------
     C.   End of period Spread Account balance                                                                 $ 24,948,990
                                                                                                               ------------

X.   PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)   Receivables with Scheduled Payment
                 delinquent more than 60 days at end of period                                $  4,787,348
                                                                                              ------------
          (2)   Purchased Receivables with Scheduled Payment
                 delinquent more than 60 days at end of period
                                                                                              ------------
          (3)   Beginning of period Principal Balance                                          317,801,911
                                                                                              ------------
          (4)   Delinquency Ratio (1)+(2) divided by (3)                                                              1.51%
                                                                                                               ------------
          (5)   Previous Monthly Period Delinquency Ratio                                                             0.73%
                                                                                                               ------------
          (6)   Second previous Monthly Period Delinquency Ratio                                                      0.04%
                                                                                                               ------------
          (7)   Average Delinquency Ratio (4)+(5)+(6) divided by 3                                                    0.76%
                                                                                                               ------------
          (8)   Compliance (Delinquency Test Failure is a
                 Delinquency Ratio equal to or greater than 5.00%)                                                      yes
                                                                                                               ------------

                                     1

     B.   Cumulative Default Rate
          (1)   Defaulted Receivables in Current Period                                       $  3,221,119
                                                                                              ------------
          (2)   Cumulative Defaulted Receivables Including
                 Defaulted Receivables in Current Period                                         4,910,429
                                                                                              ------------
          (3)   Original Pool Balance                                                          325,000,000
                                                                                              ------------
          (4)   Cumulative Default Rate (2) divided by (3)                                                            1.51%
                                                                                                               ------------
          (5)   Compliance (Default Test Failure is a Cumulative
                 Default Rate equal to or greater than 5.26%.)                                                          yes
                                                                                                               ------------
     C.   Cumulative Net Loss Rate
          (1)   Receivables becoming Liquidated Receivables
                 during period                                                                $    944,571
                                                                                              ------------
          (2)   Purchased Receivables with Scheduled Payment
                 delinquent more than 30 days at end of period
                                                                                              ------------
          (3)   Cram Down Losses occurring during period
                                                                                              ------------
          (4)   Liquidation Proceeds collected during period                                      (468,037)
                                                                                              ------------
          (5)   Net Losses during period (1)+(2)+(3)-(4)                                           476,534
                                                                                              ------------
          (6)   Net Losses since Initial Cut-off Date
                 (Beginning of Period)                                                             496,476
                                                                                              ------------
          (7)   50% of Receivables with Scheduled Payment delinquent
                 more than 90 days at end of period                                              1,003,895
                                                                                              ------------
          (8)   Original Aggregate Principal Balance plus
                 Pre-Funded Amount as of the Closing Date                                      325,000,000
                                                                                              ------------
          (9)   Cumulative Net Loss Rate (5)+(6)+(7) divided by (8)                                                   0.61%
                                                                                                               ------------
         (10)   Compliance (Net Loss Test Failure is a
                 Net Loss Rate equal to or greater than 3.01%.)                                                         yes
                                                                                                               ------------

     D.   Extension Rate
          (1)   Principal Balance of Receivables extended
                 during current period                                                             254,780
                                                                                              ------------
          (2)   Beginning of Period Aggregate Principal Balance                                317,801,911
                                                                                              ------------
          (3)   Extension Rate (1) divided by (2)                                                                     0.08%
                                                                                                               ------------
          (4)   Previous Monthly Extension Rate                                                                       0.06%
                                                                                                               ------------
          (5)   Second previous Monthly Extension Rate                                                                0.05%
                                                                                                               ------------
          (6)   Average Extension Rate (3)+(4)+(5)
                 divided by 3                                                                                         0.06%
                                                                                                               ------------
          (7)   Compliance (Extension Test Failure is an
                 Extension Rate equal to or greater than 4%.)                                                           yes
                                                                                                               ------------

XI.  DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
          (1)   31-60 days                                                    #      1458     $ 17,685,199            5.56%
                                                                              ---------------------------------------------
          (2)   61-90 days                                                            311        3,700,484            1.16%
                                                                              ---------------------------------------------
          (3)   over 90 days                                                           84        1,086,864            0.34%
                                                                              ---------------------------------------------
                                                                              ---------------------------------------------

          Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                        1853     $ 22,472,547            7.07%
                                                                              ---------------------------------------------
                                                                              ---------------------------------------------

By:
         ---------------------------------------
Name:    Daniel E. Berce
Title:   Vice Chairman & Chief Financial Officer
Date:    November 5, 1997

                                     2